UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 4, 2000

                                     1-12340
                            ------------------------
                            (Commission File Number)


                           GREEN MOUNTAIN COFFEE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                                       03-0339228
----------------------------------------       ---------------------------------
(State or other jurisdiction of                (IRS employer identification no.)
incorporation or organization)


   33 Coffee Lane, Waterbury, Vermont                        05676
----------------------------------------       ---------------------------------
(Address of principal executive offices)                   (Zip code)

                  Registrant's telephone number: (802) 244-5621

Item 5.           Other Events


                  On December 4, 2000 Green Mountain Coffee, Inc. (the "Company") announced that its Board of Directors approved a 100% Common Stock dividend, or in effect a two-for-one stock split. The record date of the dividend is December 28, 2000 and the payment date is January 11, 2001. The Company's common stock will begin trading on a dividend-adjusted basis on January 12, 2001. Further details of this announcement are contained in the press release of the Company dated December 4, 2000, which is attached hereto as
Exhibit 99.1.

Item 7.           Financial Statements and Exhibits

         (a)      Financial statements of business acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  99.1 Press release issued by the Company and dated as of December 4, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GREEN MOUNTAIN COFFEE INC.


                                       By: /s/ Robert P. Stiller
                                          --------------------------------------
                                          Robert P. Stiller
                                          President and Chief Executive Officer


Date:  December 15, 2000